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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MARCH 5, 2001


                                MACROMEDIA, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE

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                 (State or other jurisdiction of incorporation)



        000-22688                                             94-31550268
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       (Commission                                          (IRS Employer
       File Number)                                       Identification No.)


  600 TOWNSEND ST., SAN FRANCISCO, CA                            94103
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(Address of principal executive offices)                       (Zip Code)


                                 (415) 252-2000
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 5: OTHER EVENTS.

On March 5, 2001, Macromedia, Inc. and Allaire Corporation issued a joint press release announcing that they had been granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act. The companies now expect to close their pending merger on or shortly after March 20, 2001, assuming approval of the merger by Allaire stockholders at a special meeting to be held on March 20, 2001. Macromedia also announced that it expects the weakness in the overall economy to impact the short term results of both companies, and consequently downgraded its projected revenues for the quarter.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          None.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MACROMEDIA, INC.



Date: March 6, 2001                 By: /s/ Loren E. Hillberg
                                        ----------------------------------------
                                        Loren E. Hillberg, Senior Vice President
                                        and General Counsel


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